UNITED STATES
          SECURITIES AND EXCHANGE COMMISSION
                 WASHINGTON, DC 20549


                       FORM 8-K


                    CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the
            Securities Exchange Act of 1934

   Date of report (Date of earliest event reported):
                   February 28, 2007

                   JOHNSON & JOHNSON
(Exact name of registrant as specified in its charter)

       New  Jersey          1-3215            22-1024240
(State or Other Juris-  (Commission File  IRS Employer Identi-
diction of Incorporation   File Number)    fication No.)


One Johnson & Johnson Plaza, New Brunswick, New Jersey  08933
  (Address of Principal Executive Offices)            (Zip Code)

  Registrant's telephone number, including area code:
                     732-524-0400

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [   ]  Written communications pursuant to Rule 425
     under the Securities Act (17 CFR 230.425)

     [   ]  Soliciting material pursuant to Rule 14a-12
     under the Exchange Act (17 CFR 240.14a-12)

     [   ]  Pre-commencement communications pursuant to
     Rule  14d-2(b)  under  the Exchange  Act  (17  CFR
     240.14d-2(b))

     [   ]  Pre-commencement communications pursuant to
     Rule  13e-4(c)  under  the Exchange  Act  (17  CFR
     240.13e-4(c))


Item 5.02.  Departure of Directors or Certain Officers;
Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

     On February 28, 2007, Mr. Robert J. Darretta, Vice
Chairman of the Board of Directors, Director and former
Chief Financial Officer and Executive Committee member, and Dr. Per A. Peterson, Chairman, Research &
Development Pharmaceuticals Group and Executive
Committee member, retired from the Company, as previously planned and announced by the Company.




                      SIGNATURES

      Pursuant  to  the requirements of the  Securities
Exchange  Act of 1934, the registrant has  duly  caused
this  report  to  be  signed  on  its  behalf  by   the
undersigned hereunto duly authorized.

                              JOHNSON & JOHNSON
                              (Registrant)


Date:  March 1, 2007          By: /s/ S. M. Rosenberg
                                      S. M. Rosenberg
                                      Secretary